Canary Staked TRX ETF S-1/A

Exhibit 10.4.2

EIGHTH AMENDMENT TO THE
FUND ACCOUNTING SERVICING AGREEMENT

THIS EIGHTH AMENDMENT, effective as of the date last written on the signature page (the “Effective Date”), to the Fund Accounting Servicing Agreement, dated as of February 25, 2025, as amended (the “Agreement”), is entered into by and between CANARY CAPITAL GROUP LLC (the “Sponsor”) on behalf of each trust listed on Exhibit B to this Agreement (as amended from time to time) (each a “Trust”), and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. Bank Global Fund Services, a Wisconsin limited liability company (“USBFS”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend Exhibit B of the Agreement to add the following Trust; and

●	Canary Staked TRX ETF

WHEREAS, Section 15 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.	As of the Effective Date, Exhibit B of the Agreement is hereby superseded and replaced in its entirety with the Exhibit B attached hereto.

2.	Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the Effective Date.

CANARY CAPITAL GROUP LLC		U.S. BANCORP FUND SERVICES, LLC
On behalf of each Trust listed on Exhibit B

By:		By:
Name:	Andrew Hill	Name:	Elizabeth Scalf
Title:	President	Title:	Senior Vice President
Date:	Jul 8, 2026	Date:	7/8/2026

EXHIBIT B

Name of Trust

Canary Litecoin ETF

Canary HBAR ETF

Canary Staked SUI ETF

Canary Marinade Solana ETF

Canary XRP ETF

Canary Staked SEI ETF

Canary TRUMP Coin ETF

Canary American-Made Crypto ETF

Canary Staked CRO ETF

Canary Staked INJ ETF

Canary Staked TRX ETF

2